SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14 (c) of the Securities
                Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[X] Preliminary Information Statement        [ ]  Confidential, for Use of
                                                        Commission Only
[ ] Definitive Information Statement              [as permitted by Rule
                                                        14a-6(e)(2)]

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                              WRL SERIES FUND, INC.
                (Name of Registrant as Specified in Its Charter)
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Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required
[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14 c-(1) (ii), 14c-5(g). [ ]
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:

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[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

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2)   Form, Schedule or Registration Statement No.:

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3)   Filing Party:

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4)   Date Filed:

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

                     INFORMATION STATEMENT DATED MAY 1, 2000
                              WRL SERIES FUND, INC.
                           WRL GE INTERNATIONAL EQUITY

                              570 Carillon Parkway

                          St. Petersburg, Florida 33716
                           (Toll Free) 1-800-855-9777

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

This is an information statement for the WRL GE International Equity portfolio (the "Portfolio") (formerly named WRL GE/Scottish Equitable International Equity) of WRL Series Fund, Inc. (the "Fund"), a series mutual fund consisting of several separate investment funds. This information statement is being furnished in connection with the Order received by the Fund from the Securities and Exchange Commission ("SEC") on August 5, 1998 granting an Exemption from
Section 15(a) of the Investment Company Act of 1940 ("1940 Act").

The primary purpose of this information statement is to notify shareholders of the Portfolio of a new Sub-Advisory Agreement between WRL Investment Management, Inc. ("WRL Management") and GE Asset Management Incorporated (formerly GE Investment Management Incorporated) with respect to the Portfolio (the "New Sub-Advisory Agreement"), which took effect, May 1, 2000.

                                  INTRODUCTION

Currently, WRL Management acts as investment adviser to the Portfolio pursuant to an investment advisory agreement dated January 1, 1997 (the "Advisory Agreement"). Under the Advisory Agreement, WRL Management is responsible for providing investment management and supervision services to the Portfolio. With respect to the Portfolio, WRL Management entered into a Sub-Advisory Agreement with GE Asset Management Incorporated ("GEAM") dated January 1, 1997 (the "Original GEAM Sub-Advisory Agreement"), and a Sub-Advisory Agreement with Scottish Equitable Investment Management Limited ("SEIM") dated January 1, 1997 (the "Original SEIM Sub-Advisory Agreement") (the Original GEAM Sub-Advisory Agreement and the Original SEIM Sub-Advisory Agreement are referred to collectively as the "Original Sub-Advisory Agreements"). Under the Original Sub-Advisory Agreements the assets of the Portfolio were divided between GEAM and SEIM, and each entity managed that portion of the assets of the Portfolio that was allocated to it.

SEIM, located in Edinburgh, Scotland, is a wholly-owned subsidiary of Scottish Equitable plc, the successor of Scottish Equitable Life Assurance Society. SEIM is also an indirect wholly-owned subsidiary of AEGON N.V. and, thus, is an affiliate of WRL Management and the Fund.

SEIM notified the Fund that it was terminating operations in the United States. This resulted in termination of the Original SEIM Sub-Advisory Agreement effective May 1, 2000. Effective that date, SEIM ceased providing investment management services to the Portfolio and ceased earning any compensation from the Portfolio. Consequently, beginning May 1, 2000, GEAM agreed to serve as the sole sub-adviser for the Portfolio, with no change in the Portfolio's overall investment management fee schedule. WRL Management will continue to serve as investment adviser to the Portfolio under the Advisory Agreement.

Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act") generally provides that no person may serve as an investment adviser to a registered investment company, such as the Portfolio, except pursuant to a written contract that, among other requirements, has been approved by the vote of a majority of the investment company's outstanding voting securities. Any material change to an existing advisory contract creates a new advisory agreement that must be approved in accordance with Section 15(a) of the 1940 Act.

The termination of the Original SEIM Sub-Advisory Agreement and the resulting reallocation of the investment management responsibilities for certain assets of the Portfolio from SEIM to GEAM is deemed to result in a material change to the Original GEAM Sub-Advisory Agreement under the 1940 Act. As a result, the New Sub-Advisory Agreement is deemed to be a new advisory agreement under the 1940 Act.

On August 5, 1998, an Exemptive Order (Release IC-23379) was granted by the SEC to the WRL Series Fund, Inc. which allows the Fund to change a non-affiliated sub-adviser without the solicitation of shareholders of the relative portfolio provided that such shareholders are provided with an Information Statement detailing the change within 90 days of such change.

This Information Statement is being provided to you by the Fund on behalf of the Portfolio.

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                             THE ADVISORY AGREEMENT
--------------------------------------------------------------------------------

The Fund, on behalf of the Portfolio, entered into the Advisory Agreement with WRL Management. Pursuant to the Advisory Agreement, WRL Management serves as the investment adviser to the Portfolio. Pursuant to the terms of the Advisory Agreement, WRL Management entered into the Original Sub-Advisory Agreements with SEIM and GEAM to provide day to day investment management services with regard to certain assets of the Portfolio. Under the Original Sub-Advisory Agreements, each day, the cash that flowed into the Portfolio for investment was divided equally by SEIM and GEAM, and they managed their respective portions of the portfolio separately from then on.

SEIM advised WRL Management that it would cease business operations in the United States sometime during the first half of the year 2000. As a result, SEIM notified the Fund and WRL Management that it would terminate the Original SEIM Sub-Advisory Agreement effective May 1, 2000. Under the New Sub-Advisory Agreement, GEAM became the sole investment sub-adviser with respect to all of the assets of the Portfolio, including those assets of the Portfolio formerly managed by SEIM.

The change of sub-advisers for the Portfolio did not cause the Advisory Agreement to change.

WRL INVESTMENT MANAGEMENT, INC.

WRL Management, a Delaware corporation, located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is a wholly-owned direct subsidiary of AUSA Holding Company ("AUSA"). AUSA is a holding company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company. The primary emphasis of the subsidiary companies of AUSA is generally the sale and servicing of life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

WRL Management does not currently act as an investment adviser with respect to any registered investment company other than the Fund.

WRL Management's directors and principal officers, together with their principal occupations, are listed below. The address of each is 570 Carillon Parkway, St. Petersburg, Florida 33716.

------------------------------------------------------------ ---------------------------------------------------------
NAME AND POSITION WITH WRL MANAGEMENT                        PRINCIPAL OCCUPATION
------------------------------------------------------------ ---------------------------------------------------------
John R. Kenney                                               Director, Chairman and Co-CEO of Great Companies, Inc.;
Director, Chairman and President                             Director and Chairman of IDEX Mutual Funds; Chairman of
                                                             the Board of WRL Series Fund, Inc.; Director of ISI
                                                             Insurance Agency, Inc.; Chairman and Chief Executive
                                                             Officer of Western Reserve Life Assurance Co. of Ohio;
                                                             Senior Vice President of AEGON USA, Inc.
------------------------------------------------------------ ---------------------------------------------------------
Jerome C. Vahl                                               Director and President, Western Reserve Life Assurance
Director                                                     Co. of Ohio; Director of Idex Investor Services, Inc.;
                                                             Vice President, AEGON USA, Cedar Rapids, Iowa.
------------------------------------------------------------ ---------------------------------------------------------
Alan M. Yaeger                                               Executive Vice President, WRL Series Fund, Inc.; Chief
Director                                                     Financial Officer and Actuary, WRL Life Assurance Co.
                                                             of Ohio.
------------------------------------------------------------ ---------------------------------------------------------
Kim D. Day                                                   Vice President, Fund Operations and Principal
Vice President and Treasurer                                 Accounting Officer, WRL Series Fund, Inc.; Vice
                                                             President and Treasurer, WRL Investment Services, Inc.
------------------------------------------------------------ ---------------------------------------------------------
Allan J. Hamilton                                            Treasurer, Controller and Principal Financial Officer,
Vice President and Controller                                WRL Series Fund, Inc.
------------------------------------------------------------ ---------------------------------------------------------


Thomas E. Pierpan, Esq.                                      Vice President and Assistant Secretary of IDEX Mutual
Assistant Vice President, Compliance Officer and Assistant   Funds; Vice President and Assistant Secretary of WRL
Secretary                                                    Series Fund, Inc.; Senior Vice President, General
                                                             Counsel and Assistant  Secretary of Western Reserve Life
                                                             Assurance Co. of Ohio.
------------------------------------------------------------ ---------------------------------------------------------

All officers as set forth above, except Messrs. Vahl serve as an officer or trustee of the Fund. No officer or trustee of the Fund (who is not a director of WRL Investment Management) owns securities or has any other material direct or indirect interest in WRL Management or is a person controlling, controlled by or under common control with WRL Management.

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                     THE NEW SUB-ADVISORY AGREEMENT BETWEEN

                       WRL INVESTMENT MANAGEMENT AND GEAM
--------------------------------------------------------------------------------

WRL Management, on behalf of the Portfolio, entered into the Original Sub-Advisory Agreements with GEAM and SEIM pursuant to which SEIM and GEAM each provided investment management services with respect to the portion of the assets of the Portfolio. The New Sub-Advisory Agreement between WRL Management and GEAM with respect to the Portfolio took effect May 1, 2000. Under the New Sub-Advisory Agreement, GEAM became the investment sub-adviser with respect to 100% of the assets of the Portfolio. Other than expanding the role of GEAM with regard to providing investment management services to the Portfolio, and providing that GEAM's fee will be calculated based on 100 percent of the assets of the Portfolio, the terms and conditions of the New Sub-Advisory Agreement are substantially identical to the terms and conditions of the Original GEAM Sub-Advisory Agreement. The New Sub-Advisory Agreement appears as Exhibit A to this Information Statement.

GE ASSET MANAGEMENT INCORPORATED

GEAM, located at 3003 Summer Street, Stamford, CT 06904, serves as sub-adviser of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Company ("GE") and is a registered investment adviser. GEAM's principal officers, directors and portfolio managers hold similar positions with General Electric Investment Corporation ("GEIC"), a wholly-owned subsidiary of GE and a registered investment adviser. As of December 31, 1999, GEAM oversaw $115.8 billion and managed individual and institutional assets of $91.7 billion, of which more than $18.2 billion was invested in mutual funds.

GE's investment advisers provide investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. For each registered investment company portfolio advised or sub-advised by GEAM or GEIC with an investment objective similar to that of the WRL GE International Equity portfolio, the following table identifies and sets forth the size of each such portfolio as of December 31, 1999, along with the management fee expressed as a percentage of average net assets for that portfolio. GEAM or GEIC receives the fees in exchange for providing investment services, which are comprised of investment advisory services or administrative services, or both.

---------------------------------------- -------------------------------------- --------------------------------------

NAME OF ITS PORTFOLIO/FUND WITH                 NET ASSETS AS OF                      ANNUAL MANAGEMENT FEE RATE
SIMILAR INVESTMENT OBJECTIVE                   DECEMBER 31, 1999

---------------------------------------- -------------------------------------- --------------------------------------

GE International Equity Fund                               $                                    0.80%
---------------------------------------- -------------------------------------- --------------------------------------
GE Institutional International Equity                      $                           First $25 million 0.75%
Fund                                                                                   Next $50 million 0.65%
                                                                                       Over $75 million 0.55%
---------------------------------------- -------------------------------------- --------------------------------------
GE Investments International Equity                        $                          First $100 million 1.00%
Fund                                                                                   Next $100 million 0.95%
                                                                                       Over $200 million 0.90%
---------------------------------------- -------------------------------------- --------------------------------------
Elfun International Equity Fund*                           $                                    0.10%
---------------------------------------- -------------------------------------- --------------------------------------
IDEX GE International Equity Fund                          $                    50% of the investment management
(formerly IDEX GE/Scottish Equitable                                            fees received by the investment
International Equity)                                                           adviser (GEAM acts as sub-adviser);
                                                                                investment adviser compensation
                                                                                0.80% of the first $500 million
                                                                                of the fund's averaged daily
                                                                                assets and 0.70% of assets over
                                                                                $500 million.
---------------------------------------- -------------------------------------- --------------------------------------

* The Elfun International Equity Fund is an "employees' securities company" within the meaning of the 1940 Act and thus is offered exclusively to certain employees of GE and its subsidiaries and other persons satisfying eligibility requirements. As such, it receives investment management services at a significantly reduced rate.

DIRECTORS AND OFFICERS OF GEAM. The following table sets forth certain information concerning the principal executive officers and directors of GEAM. The address of each of the following persons is 3003 Summer Street, Stamford, Connecticut 06904.

         NAME                          PRINCIPAL OCCUPATION/POSITION WITH
                                                     GEAM

John H. Myers                          Chairman of the Board and President

Eugene K. Bolton                       Executive Vice President and Director

Michael J. Cosgrove                    Executive Vice President and Director

Ralph R. Layman                        Executive Vice President and Director

Alan M. Lewis                          Executive Vice President, General Counsel
                                       Secretary and Director

Robert A. MacDougall                   Executive Vice President and Director

Geoffrey R. Norman                     Executive Vice President and Director

Donald W. Torey                        Executive Vice President and Director

John J. Walker                         Executive Vice President and Director

No officer or director of the Fund is an officer, employee, director or shareholder of GEAM.

No officer or director of the Fund owns securities or has any other material direct or indirect interest in GEAM or is a person controlling, controlled by or under common control with GEAM.

ORIGINAL SUB-ADVISORY AGREEMENTS

GEAM and SEIM served as co-sub-advisers of the Portfolio from January 1, 1997 to May 1, 2000. Pursuant to the Original Sub-Advisory Agreements, WRL Management contracted with GEAM and SEIM for investment sub-advisory services for the Portfolio.

Under the terms of the Original Sub-Advisory Agreements, GEAM and SEIM provided investment advisory assistance and portfolio management advice to WRL Management. Subject to the review and supervision of WRL Management and the Board, GEAM and SEIM were responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security, and GEAM and SEIM each placed orders to buy or sell securities on behalf of the portion of the Portfolio's assets that each managed. GEAM and SEIM each bore all of their expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio.

The Original Sub-Advisory Agreements also stipulated that each sub-adviser may place orders with broker-dealers for the purchase or sale of the portfolio securities and it had to attempt to obtain quality execution at favorable security prices, but it could, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the sub-adviser determined in good faith that such commission is reasonable in relation to the brokerage or research services provided.

For their services, GEAM and SEIM, together, received monthly compensation from WRL Management in the amount of 50% of the investment management fees received by WRL Management with respect to the Portfolio. The compensation paid to GEAM and SEIM individually was based on the portion of Portfolio assets that each entity managed.

During the most recent fiscal year of the Portfolio, GEAM and SEIM received the following amount of sub-advisory fees for their services under the Original Sub-Advisory Agreements:

                                     GEAM: $

                                     SEIM: $

Although the sub-advisory fee under the New Sub-Advisory Agreement will remain the same, if GEAM had served as sole sub-adviser during the Portfolio's fiscal year ended December 31, 1999, WRL Management would have paid GEAM an aggregate investment sub-advisory fee of $ , (which is the amount received by both sub-advisers for that period) for its investment sub-advisory services. Thus, if GEAM had been the sole sub-adviser during that year, GEAM would have received 100% of the aggregate investment sub-advisory fee, instead of ____% of such fee which GEAM received as co-sub-adviser.

The Original Sub-Advisory Agreements for the Portfolio were last approved by the Board on March 29, 1999, and was most recently submitted to shareholders for approval on January 1, 1997 the date of their initial approval. Under the terms of the Original Sub-Advisory Agreements, each continued in effect from year to year so long as such continuance was specifically approved annually by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in the 1940 Act). Each Original Sub-Advisory Agreement could be terminated with respect to the Portfolio at any time, without penalty, by either GEAM or SEIM as applicable, the Board or by shareholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities on 60 days' written notice to the sub-adviser or by the sub-adviser on 60 days' written notice to WRL Management and the Fund. In addition, each Original Sub-Advisory Agreement terminated automatically upon its assignment. Each Original Sub-Advisory Agreement could be amended with respect to the Portfolio only with the approval of the affirmative vote of a majority of the outstanding voting securities of the Portfolio and the approval by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of such amendment. On March 1, 2000, SEIM notified the Chairman of the Fund that it was terminating the sub-advisory relationship effective May 1, 2000.

GEAM INVESTMENT STRATEGY

As sole sub-adviser of the Portfolio, GEAM will invest primarily in equity securities of companies in developed or developing countries other than the United States. GEAM focuses on companies that it expects will grow faster than relevant markets and whose security price does not fully reflect their potential growth. Under normal circumstances, the Portfolio's assets are invested in no fewer than three different countries.

GEAM considers the following factors in determining where an issuer is located: country of organization, primary securities trading market, location of assets, or country where the issuer derives at least half of its revenue and profits. Stock selection is key to performance of the Portfolio.

GEAM seeks to identify securities of growth companies with characteristics such as:

        o   low prices relative to their long-term cash earnings potential
        o   potential for significant improvement in the company's business
        o   financial strength
        o   sufficient liquidity

GEAM may also invest in debt securities and other securities and investment strategies in pursuit of the Portfolio's investment objective.

                 NEW SUB-ADVISORY AGREEMENT AND APPROVAL OF THE

                               BOARD OF DIRECTORS

The following description of the New Sub-Advisory Agreement is qualified by reference to Exhibit A, which consists of the New Sub-Advisory Agreement.

THE NEW SUB-ADVISORY AGREEMENT IS SUBSTANTIALLY IDENTICAL TO THE ORIGINAL GEAM SUB-ADVISORY AGREEMENT EXCEPT THAT: (I) THE EFFECTIVE DATE IS MAY 1, 2000; (II) THE INITIAL TERM ENDS TWO YEARS FROM THE EFFECTIVE DATE; (III) GEAM SERVES AS THE SOLE SUB-ADVISER FOR THE FUND; (IV) THE AMOUNT OF ADVISORY FEES RECEIVED BY GEAM, BUT NOT THE RATE AT WHICH THOSE FEES ARE PAID BY WRL MANAGEMENT, WILL INCREASE; AND (V) THE AGREEMENT REFLECTS NON-MATERIAL STYLISTIC AND CLARIFYING CHANGES. THE NEW SUB-ADVISORY AGREEMENT DOES NOT REFLECT ANY CHANGES IN THE NATURE OF SERVICES PROVIDED BY GEAM OR COMPENSATION PAID TO GEAM, EXCEPT THAT IT SERVES AS THE SOLE SUB-ADVISER OF THE PORTFOLIO AND GEAM'S FEES ARE CALCULATED BASED UPON ALL OF THE PORTFOLIO'S ASSETS. GEAM WILL CONTINUE TO SERVE AS THE INVESTMENT SUB-ADVISER TO THE PORTFOLIO PURSUANT TO THE TERMS OF THE NEW SUB-ADVISORY AGREEMENT UNTIL SUCH TIME AS THE AGREEMENT IS AMENDED OR TERMINATED IN ACCORDANCE WITH ITS TERMS.

PER THE TERMS OF THE NEW SUB-ADVISORY AGREEMENT, GEAM WILL RECEIVE 50% OF THE MANAGEMENT FEES RECEIVED BY THE INVESTMENT ADVISER.

EVALUATION BY THE BOARD

Prior to and at a meeting of the Board on March 20, 2000, the Board, including the Disinterested Directors, reviewed information regarding the New Sub-Advisory Agreement.

In evaluating the New Sub-Advisory Agreement, the Board took into account that the Original GEAM Sub-Advisory Agreement, including the terms relating to the services to be provided thereunder by GEAM and the expenses payable by the Portfolio, is substantially identical to the New Sub-Advisory Agreement, except for the dates of execution, effectiveness and termination, and that GEAM will serve as the sole sub-adviser for the Portfolio. Although the advisory fee schedule under the New Sub-Advisory Agreement is the same as it is under the Original Sub-Advisory Agreement, the actual amount of sub-advisory fees received by GEAM will increase as a result of it being the sole sub-adviser to the Portfolio. The Board also considered the reputation, expertise and resources of GEAM and its affiliates in both domestic and international financial markets. Furthermore, the Board considered the desirability of retaining, subject to ordinary turnover, the same personnel primarily responsible for providing current investment advisory and other services for the portion of the assets that GEAM managed for the Portfolio.

After consideration of the factors discussed above and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Directors, unanimously approved the New Sub-Advisory Agreement.

SHAREHOLDER PROPOSALS

As a general matter, the Portfolio does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of WRL Series Fund, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716.

ANNUAL REPORT

WRL will furnish, without charge, a copy of its most recent annual report to shareholders upon request. Any such request should be directed to WRL by calling
(800) 855-9777 or by writing WRL at P.O. Box 5068, Clearwater, FL 33758-5068.

ADDITIONAL INFORMATION

The Fund's investment adviser, WRL Investment Management, Inc., its transfer agent, WRL Investment Services, Inc., and its principal underwriter/distributor, AFSG Securities Corporation, are located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

                                              By Order of the Board of Trustees,



                                              John K. Carter, Esq., Secretary
                                              WRL Series Fund, Inc.
                                              St. Petersburg, Florida

Exhibit A - New Sub-Advisory Agreement

                                    EXHIBIT A
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                         WRL INVESTMENT MANAGEMENT, INC.
                                       AND
                        GE ASSET MANAGEMENT INCORPORATED

         SUB-ADVISORY AGREEMENT, made as of the 1st day of May, 2000, between WRL Investment Management, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and GE Asset Management Incorporated ("Sub-Adviser"), a corporation organized and existing under the laws of the State of Delaware.

         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997 ("Advisory Agreement") with the WRL Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Fund is authorized to issue shares of the WRL GE International Equity portfolio ("Portfolio"), a separate series of the Fund;

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.   APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.   DUTIES OF THE SUB-ADVISER.

              A. INVESTMENT SUB-ADVISORY SERVICES. Subject to the supervision of the

Fund's Board of Directors ("Board") and the Investment Adviser, the Sub-Adviser shall act as an investment sub-adviser and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio allocated to it in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

              (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

              (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

                  B. ADDITIONAL DUTIES OF SUB-ADVISER. In addition to the above, Sub-Adviser shall:

              (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

              (2) cause its officers to attend quarterly (or such less frequent) meetings of the Fund in person, via telephone or teleconference capabilities and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

              (3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

              C. FURTHER DUTIES OF SUB-ADVISER. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, either as reflected in the Registration Statement (as defined below) or otherwise provided in writing to the Sub-Adviser by the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations, either as reflected in the Registration Statement (as defined below), or otherwise provided in writing to the Sub-Adviser by the Investment Adviser.

         3.   COMPENSATION.

         For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive a monthly investment management fee equal to (i) 50% of the fees received by the Investment Adviser for services rendered under the Advisory Agreement by the Investment Adviser with respect to the amount of the Portfolio's assets managed by the Sub-Adviser during such period. The management fee shall be payable by the Investment Adviser monthly to the Sub-Adviser upon receipt by the Investment Adviser from the Portfolio of advisory fees payable to the Investment Adviser. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.   DUTIES OF THE INVESTMENT ADVISER.

              A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

              B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

              (1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles");

              (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

              (3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

              (4) The Fund's Registration Statement under the 1940 Act and the Securities

              Act of 1933, as amended ("1933 Act"), on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and its shares and all amendments thereto ("Registration Statement");

              (5) The Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

              (6) The Fund's Prospectus and Statement of Additional Information (as defined above); and

              (7) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

               C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

         5.    BROKERAGE.

               A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

               B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

               C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement, and the Investment Adviser acknowledges in this Agreement the specific authority given to both the Investment Adviser and the Sub-Adviser under the Advisory Agreement with respect to the placement of brokerage.

         6.    OWNERSHIP OF RECORDS.

         The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

         7.    REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         8.    SERVICES TO OTHERS CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment advisory, management and corporate administrative services to any other investment companies, to act as investment manager or investment counselor to any other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.    REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

               A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

               B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

               C. The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         10.   REPRESENTATIONS AND WARRANTIES OF INVESTMENT ADVISER.

         The Investment Adviser represents, warrants and agrees as follows:

               A. The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act from performing the services contemplated by the Advisory Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by the Advisory Agreement;
(iv) has the authority to enter into and perform the services contemplated by the Advisory Agreement and has the authority to enter into this Agreement; and
(v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

               B. The Investment Adviser agrees that it will notify the Sub-Adviser, to the extent possible, within a reasonable period of time prior to any termination of this Agreement pursuant to Section 14 which arises from a termination of the Advisory Agreement (including any termination by assignment resulting from a foreseeable change in control of the Investment Adviser that is a matter of public information).

         11.   LIMITATION OF LIABILITY.

         The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Fund or its shareholders or by the Investment Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         12.   INDEMNIFICATION.

               A. The Investment Adviser agrees to indemnify the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act for any loss or expense (including attorney's fees) arising out of any claim, demand, action or suit in the event that the Sub-Adviser has been found to be without fault and the Investment Adviser or any other investment sub-adviser to the Portfolio, or any person who controls the Investment Adviser or such other investment sub-adviser within the meaning of Section 15 of the 1933 Act has been found at fault (i) by the final judgment of a court of competent jurisdiction or (ii) in any order of settlement of any claim, demand, action or suit that has been approved by the Board of Directors of the Investment Adviser, such other investment sub-adviser or such other controlling person.

               B. The Sub-Adviser agrees to indemnify the Investment Adviser, its officers and directors, and any person who controls the Investment Adviser within the meaning of Section 15 of the 1933 Act for any loss or expense (including attorney's fees) arising out of any claim, demand, action or suit in the event that the Investment Adviser has been found to be without fault and the Sub-Adviser or any person who controls the Sub-Adviser within the meaning of
Section 15 of the 1933 Act has been found at fault (i) by the final judgment of a court of competent jurisdiction or (ii) in any order of settlement of any claim, demand, action or suit that has been approved by the Board of Directors of the Sub-Adviser or such other controlling person.

         13.   TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding voting securities.

Unless sooner terminated as provided herein, this Agreement shall continue in effect until April 30, 2001 from its effective date. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually
(a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

         14.   TERMINATION OF AGREEMENT.

         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         15.   AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

         16.   MISCELLANEOUS.

               A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

              B. CAPTIONS. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

              C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

               D. INTERPRETATION. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

               E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:                                          WRL INVESTMENT MANAGEMENT, INC.



                                                 By:
--------------------------------                   ----------------------------
Assistant Secretary                              Name:
                                                 Title:  President

Attest:  GE ASSET MANAGEMENT INCORPORATED



                                                 By
                                                  -----------------------------
------------------------------------             Name:
Assistant Secretary                              Title: